Exhibit 99.1 Wave Life Sciences Corporate Presentation January 13, 2025

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward- looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

Our Mission To unlock the broad potential of RNA medicines to transform human health 3

2024 was a year of breakthroughs

Pioneering RNA editing	Achieved first-ever RNA editing in humans, advancing best-in-class treatment for AATD Expanded GalNAc-AIMer pipeline: unveiled three new wholly owned RNA editing programs targeting PNPLA3, LDLR, APOB
Innovating in obesity	Selected and advanced INHBE GalNAc-siRNA clinical candidate, a novel, long acting, muscle sparing approach for obesity grounded in human genetics Submitted CTA for Phase 1 INLIGHT clinical trial of WVE-007
Advancing best-in-class treatments for HD and DMD	Achieved first allele-selective mutant huntingtin silencing, wild-type sparing in clinic with WVE-003 for Huntington's disease Delivered positive interim DMD clinical data for WVE-N531 with highly consistent, mean muscle content-adjusted dystrophin expression of 9%
Unlocking potential of PRISM platform	Demonstrated proprietary PN breakthroughs for intracellular delivery and ability to silence and edit preclinically in high priority extra-hepatic tissues, including CNS

Expect to continue momentum with multiple data updates in 2025 and beyond

AATD: Alpha-1 antitrypsin deficiency
CNS: Central nervous system
HD: Huntington's disease
DMD: Duchenne muscular dystrophy
CTA: clinical trial application

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The powerful convergence of a validated, best-in-class platform with genetics • Multi-modal: RNA editing, RNAi, • Real-time integration of new human antisense, splicing genetic insights into discovery • Best positioned to engage • Proprietary deep learning models Unmatched Data-driven endogenous machinery unveiling novel targets/ toolkit to discovery target sites • Unlocking new, high-impact access novel powered by therapeutic targets • Accelerating time to clinic biology human genetics • Breakthroughs in intracellular delivery • Step-change in potency, distribution, Foundation in durability of effect chemistry innovation • No complex delivery vehicles (AAV, LNP) 5

Differentiated RNA medicines clinical pipeline

WVE-007 in Obesity



GalNAc-siRNA targeting INHBE

Multiple CTAs submitted since mid-December 2024; proof-of-concept clinical data expected in 2025

~175M people living with obesity

WVE-006 in AATD



GalNAc-RNA editing oligonucleotide

RestorAATion-2 ongoing in Pi*ZZ AATD patients; multidose data expected in 2025

~200K patients with AATD

WVE-N531 in DMD



Exon 53 splicing oligonucleotide

FORWARD-53 trial ongoing; expect feedback from regulators and 48-week FORWARD-53 data in 1Q 2025

~2,300 boys with DMD amenable to exon 53 skipping

WVE-003 in HD



Allele-selective oligonucleotide

Planning underway for potentially registrational Phase 2/3 study; IND submission expected 2H 2025

~85K HD SNP3 patients across all disease stages

Patient populations represent US and Europe; WVE-006 is partnered with GSK

AATD: Alpha-1 antitrypsin deficiency DMD: Duchenne muscular dystrophy HD: Huntington's disease

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Advancing WVE-007 as a novel, long acting, muscle sparing approach for obesity WVE-007 is a GalNAc-conjugated small interfering RNA (GalNAc-siRNA) that targets INHBE to treat obesity • Adults with obesity have higher risk for many serious health conditions, including heart disease, type 2 1 diabetes, and some forms of cancer • GLP-1s are current standard of care for weight loss, but impact is often limited by: 2 • Loss of muscle mass 3 • Poor tolerability 4 • Frequent dosing 5,6 • High discontinuation rates ~175 million adults with obesity in US and Europe 7 1. CDC.gov; 2. Sargeant, et al. 2019 Endocrinol Metab (Seoul) 34, 247; 3. Ghusn and Hurtado. 2024 Obesity Pillars 12, 100127; 4. Wegovy PI; 5. Leach, et al. 2023 Prime Therapeutics Claims Analysis; 6. Gasoyan, et al. 2024 Obesity (Silver Spring) 32, 486.

Human genetic data demonstrate that heterozygous INHBE LoF carriers have a healthy metabolic profile Heterozygous INHBE LoF carriers have favorable traits: Heterozygous INHBE LoF carriers have lower risk of Type 2 lower abdominal obesity, lower triglycerides, higher HDL-c diabetes and CHD Silencing INHBE mRNA by ≥50% is expected to recapitulate the healthy metabolic profile of heterozygous INHBE loss of function (LoF) carriers 8 Akbari et al. Nat Commun. 2022 Aug 23;13(1):4844; Deaton et al. Nat Commun. 2022 Jul 27

INHBE GalNAc-RNA expected to address health issues associated with pathogenesis of obesity, associated metabolic disease Reduced release of Diminished activation of Increased adipose GalNAc-siRNA ACVR1C (ALK7) receptor in lipolysis and shrink hepatokine Activin E adipose tissue adipocytes Decreased abdominal adiposity leads to weight loss and reduced risk for CVD and T2D 9 1. Cell Reports (2018) 25, 1193–1203; 2. Biochemical Journal (2024) 481 547–564; 3. PNAS 2023 Vol. 120 No. 32 e2309967120; 4. Nat Commun 2022. https://doi.org/10.1038/s41467- 022-32398-7; 5. Nat Commun 2022. https://doi.org/10.1038/s41467-022-31757-8

Single doses of INHBE GalNAc-siRNA result in dose-dependent weight loss and reduction of visceral fat, without affecting muscle mass

Reduction in body weight



PBS
INHBE GalNAc-siRNA (3 mg/kg)
INHBE GalNAc-siRNA (10 mg/kg)
Baseline-corrected % body weight change (mean ± SE)
5
0
-5
-10
0
14
21
28
Day
*
Single dose INHBE GalNAc-siRNA

Reduction in visceral fat



Epididymal fat weight (Day 28)
*
-23%
-40%
Tissue weight (g) (mean ± SE)
0.00
0.25
0.50
0.75
PBS
INHBE GalNAc-siRNA 3 mg/kg
INHBE GalNAc-siRNA 10 mg/kg

No muscle loss



Quadricep weight (Day 28)
Tissue weight (g) (mean ± SE)
0.00
0.05
0.10
0.15
0.20
0.25
PBS
INHBE GalNAc-siRNA 3 mg/kg
INHBE GalNAc-siRNA 10 mg/kg

INHBE GalNAc-siRNA has potential as monotherapy weight loss therapeutic

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Stats: (left, middle, right) Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects vs. PBS per timepoint (left) or per tissue (middle, right) * $p < 0.05$

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INHBE GalNAc-siRNA can be used synergistically with GLP-1s or to prevent weight regain after the cessation of treatment with GLP-1s

~2x greater overall weight loss when added to GLP-1s



Difference in baseline-corrected body weight (vs. control per time point, mean ± SE)
0
-5
-10
-15
-20
Day
0
7
14
21
28
~2x greater weight loss
Single dose INHBE GalNAc-siRNA
Daily GLP-1
Control for Semaglutide
Control for siRNA
Semaglutide
INHBE GalNAc-siRNA
Semaglutide + INHBE GalNAc-siRNA

Prevents weight regain after the cessation of GLP-1s



Difference in body weight (% of PBS, same time point)
5
0
-5
-10
-15
Day
0
20
40
60
Treatment period
p<0.05
Not significant
Daily GLP-1
Dose INHBE GalNAc-siRNA
PBS
Semaglutide
Semaglutide + INHBE GalNAc-siRNA

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Left: 10nmol/kg in mouse is equivalent to therapeutic dose of GLP-1s in human. Stats: Linear Mixed Effects ANOVA with post hoc comparisons of marginal treatment effects of Semaglutide vs. Semaglutide + INHBE GalNAc-siRNA per time point * $p < 0.05$; Right Stats: Linear Mixed Effects ANOVA with post hoc comparison of Day 28 vs. Day 56 marginal effects per treatment * $p < 0.05$

Preclinical data support best-in-class profile and potential to use WVE-007 across multiple treatment settings with 1-2x a year dosing Monotherapy Add-on to GLP-1s Maintenance WVE-007 in addition to GLP-1 WVE-007 for patients who stop WVE-007 as a single agent therapy treatment with GLP-1 therapy ✓ Weight loss similar to semaglutide with a single When administered as an add- ✓ Curtailed rebound weight dose on with semaglutide: gain upon cessation of ✓ No loss of muscle mass semaglutide ✓ A single dose of Wave’s ✓ Reduction in fat mass with ✓ Prevention of weight INHBE GalNAc-siRNA preferential effect to the cycling, which worsens the doubled the weight loss visceral fat outcomes of various observed with semaglutide metabolic diseases ✓ Without suppressing food alone intake 12

INLIGHT: Phase 1 trial of WVE-007 in adults living with overweight or obesity, otherwise healthy

Randomized, double-blind, placebo-controlled study of ascending doses of WVE-007

Trial Design

- **Objective**: Assess dose safety, tolerability, PK and PD
- **Key measurements**
  - **Primary:** Safety and Tolerability
  - **Secondary:** PK, Activin E
  - **Exploratory PD:**
    - Body weight
    - Body composition
    - Metabolic health
    - Biochemical markers



SAD Cohort 5
SAD Cohort 4
SAD Cohort 3
SAD Cohort 2
SAD Cohort 1
MAD Cohort 3
MAD Cohort 2
MAD Cohort 1

Expect to initiate dosing in INLIGHT in 1Q 2025; proof-of-concept clinical data expected in 2025

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Advancing WVE-006 (RNA editing) in AATD WVE-006: GalNAc-conjugated, subcutaneously delivered, designed to address AATD-related lung disease, liver disease, or both • AATD is a rare, inherited genetic disorder that is commonly caused by a G-to-A point mutation in the SERPINA1 gene • Characterized by aggregation of mutant Z-AAT protein in hepatocytes and a lack of functional AAT in lungs • People with AATD typically exhibit progressive lung damage, liver damage, or both • Weekly intravenous augmentation therapy is the only treatment option for AATD in those with the lung pathology • No approved therapies to address AATD liver disease ~200K people in the US and Europe are homozygous for the Z allele 14 Strnad et al., 2020 N Engl J Med 382:1443-55; Blanco et al. 2017 Int J Chron Obstruct Pulmon Dis 12:561-69

WVE-006 to address both liver and lung manifestations of AATD

WVE-006 RNA editing treatment

- Subcutaneous injection (GalNAc)
- Infrequent dosing
- Highly specific (no bystanders)

A → I

WVE-006 ADAR editing approach to address key goals of AATD treatment:

1. **Restore** circulating, functional wild-type M-AAT
2. **Reduce** Z-AAT protein aggregation in liver
3. **Retain** M-AAT physiological regulation



M-AAT reaches lungs to protect from proteases



Z-AAT

RNA correction replaces mutant Z-AAT protein with wild-type M-AAT protein



M-AAT secretion into bloodstream

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Strnad et al., 2020 *N Engl J Med* 382:1443-55; Stoller et al., 1993 Alpha-1 Antitrypsin Deficiency GeneReviews.

RestorAATion-2 clinical trial in Pi*ZZ AATD patients ongoing RestorAATion-2: AATD Patients RestorAATion-1: Healthy Volunteers RestorAATion-1: Healthy Volunteers Single ascending dose (SAD) → Multiple-ascending dose (MAD) cohorts Multi-dosing complete Dose E in RestorAAtion-1 Up to 7 doses Dose D Cohort 3 Dose C Cohort 2 Dose B Cohort 1 200 mg Dose A Study key objectives Safety and tolerability Pharmacokinetics Serum M-AAT levels 16 HV: healthy volunteer; SAD: single-ascending dose; MAD: multi-ascending dose

Achieved proof-of-mechanism for Wave’s RNA editing platform Proof-of-mechanism achieved after a single dose in RestorAATion-2 ✓ Total AAT protein increased to a mean of 10.8 µM at day 15 ✓ Meets level that has been the basis for regulatory approval for AAT augmentation therapies ✓ Circulating wild-type M-AAT protein reached a mean of 6.9 µM at day 15; more than 60% of total AAT ✓ Increases in total AAT from baseline and M-AAT protein were observed as early as day 3 and through day 57 ✓ Increases in neutrophil elastase inhibition from baseline were consistent with production of functional M- AAT ✓ WVE-006 well tolerated with a favorable safety profile; all AEs mild-to-moderate, no SAEs Multidose data from RestorAATion-2 expected in 2025 17 October 16, 2024 Proof-of-mechanism disclosure on first two “ZZ” AATD patients in first dose cohort of RestorAATion-2 to reach day 57

Wholly owned GalNAc-AIMer programs

- Strongly supported by human genetics
- Leverage unique platform capabilities; GalNAc-AIMers building on learnings of WVE-006
- Completely novel ways of treating diseases with high unmet need
- Readily accessible biomarkers and approaches to assess PD, defined regulatory paths

Correction of PNPLA3
Genetically defined liver disease
Patient population: ~9 million

Upregulation of LDLR
HeFH
Patient population: ~900,000, with expansion to ~30 million in follow on indications

Correction of APOB
HeFH
Patient population: ~70,000

Expect to initiate clinical development of additional RNA editing programs, including PNPLA3, LDLR, and APOB programs in 2026

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Patient populations are in US and Europe
HeFH: heterozygous familial hypercholesterolemia

Editing for correction
Editing for upregulation

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Advancing WVE-N531 in exon 53 amenable DMD

WVE-N531: exon skipping oligonucleotide designed to induce production of endogenous, functional dystrophin protein

- High unmet need for therapies delivering **more consistent dystrophin expression,** as few patients today achieve dystrophin >5% of normal
- **Opportunity to extend dosing intervals** beyond weekly standard of care to alleviate burden for patients and caregivers
- **Need to reach stem cells and distribute broadly to muscle tissues** to potentially enable muscle regeneration and impact respiratory and cardiac function
- WVE-N531 has Rare Pediatric Disease Designation and Orphan Drug Designation from FDA

DMD impacts ~1 / 5,000 newborn boys annually; ~20,000 new cases annually worldwide



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Duan, D. et al. 2021 Nat Rev Dis Primers 7, 13; Muscular Dystrophy Association; Aartsma-Rus, et al. 2009 Hum Mutat 30, 293.

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FORWARD-53: An ongoing potentially registrational open-label Phase 2 clinical trial of WVE-N531 in boys with DMD amenable to exon 53 skipping

Screening	10 mg/kg Q2W N = 11	10 mg/kg Q4W Extension

- Baseline functional assessments

✓ Interim analysis

- Muscle biopsy after 24 weeks of treatment
- Functional assessments

- Muscle biopsy after 48 weeks of treatment
- Functional assessments

Key Assessments:

- Safety and tolerability
- Muscle biopsies after 24 and 48 weeks of treatment
  - PK: Drug tissue concentrations
  - PD: Exon-skipping, Dystrophin level (% of normal) as assessed by Western Blot
- Functional outcome measures
- 11 participants enrolled, including two from prior Part A clinical trial
  - Pre-specified analyses in ambulatory patients

IV: Intravenous; Q2W: Every 2 Weeks; PK: Pharmacokinetics; PD: Pharmacodynamics

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WVE-N531 is the only DMD therapeutic to show uptake in myogenic stem cells WVE-N531 uptake in myofiber nuclei WVE-N531 uptake in myogenic stem cells Myocytes Stars denote an injured myofiber Stem cell containing WVE-N531 Mag: 40x Mag: 20x Myocyte nuclei containing WVE-N531 (red) Mag: 20x Mag: 40x Dual staining utilizing in-situ hybridization for WVE-N531 and PAX7 In-situ hybridization for WVE-N531 immunohistochemistry for stem cells 21 Data from interim analysis clinical results announced September 24, 2024.

Results of interim analysis: WVE-N531 has potential to be the best-in-class therapeutic for DMD amenable to exon 53 skipping

Best-in-class dystrophin expression and muscle delivery

- Highly consistent, mean muscle content-adjusted dystrophin expression of 9%
- Muscle tissue concentrations of ~41,000 ng/g and tissue half-life of 61 days (supports monthly dosing)
- Preclinical data suggests higher levels of dystrophin protein expression in **heart** and **diaphragm** than skeletal muscle

Evidence supporting improved muscle health

- Improvement in serum biomarkers for muscle health
- Localization of WVE-N531 in myogenic stem cells
- Improvement in myofiber regeneration

Safe and well tolerated

- No serious adverse events (SAEs)
- No discontinuations
- No oligonucleotide class effects

Expect feedback from regulators and the 48-week FORWARD-53 data in 1Q 2025

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Dystrophin data from prespecified analysis of ambulatory boys; Muscle content adjustment was done using the formula: MHC-normalized dystrophin/(total myofiber area/total area of biopsy section). Interim analysis results announced September 24, 2024.

Unlocking Wave’s best-in-class exon skipping portfolio DMD Population • Data for exons 51, 44, 52, 45 WVE-N531 Exon 53 demonstrate potential for even Not Amenable to Skipping greater dystrophin expression 8-10% Exon 51 17% • Opportunity to address up to 11-13% 40% of population (~10,000 6% Exon 44 patients in US and Europe) 4% Exon 52 • Expect to engage regulators on a 8% platform trial design that Exon 45 44% incorporates multiple exons Other Exons 23 Aartsma-Rus, et al. 2009 Hum Mut 30, 293

Advancing WVE-003 to address HD across all stages of disease WVE-003 is a first-in-class, allele-selective oligonucleotide for the treatment of HD • HD is a monogenic autosomal dominant genetic disease; fully penetrant and affects entire brain • No current disease modifying therapies for HD • Characterized by cognitive decline, psychiatric illness, and chorea; ultimately fatal • Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT) and loss of function in wild-type huntingtin protein (wtHTT) >200,000 patients with HD across all disease states Pre-Symptomatic HD Symptomatic HD (~160K in US and Europe) (~65K in US and Europe) 24 Sources on wtHTT: 1. Leavitt 2006 2. Cattaneo 2005 3. Kumar 2016 4. Franco-Iborra 2020 5. Hamilton 2015 6. Ochaba 2014 7. Wong 2014 8. Rui 2015 9. Caviston 2007 10. Twelvetrees 2010 11. Strehlow 2007 12. Milnerwood 2010 13. Smith-Dijak 2019 14. Tousley 2019 15. Zhang 2018 16. McAdam 2020 17. Altar 1997 18. Zuccato 2001 19. Gauthier 2004 20. Ferrer 2000 21. Baquet 2004 22. Liu 2011 23. Karam 2015

Wild-type HTT (wtHTT) is critical for normal neuronal function and loss of wtHTT contributes to cellular dysfunction Mutant HTT has a detrimental effect on wild-type Wild-type HTT is crucial for cilia health HTT function • In the absence of wtHTT, ciliogenesis fails, disrupting CSF • Lowering mHTT is expected to restore physiological flow, causing hydrocephalus control over HTT gene expression and relieve its detrimental effect on wtHTT function Ventricle CSF flow Cilia Ependymal cell Brain tissue Sequestered wild-type HTT Only an allele-selective approach can ameliorate both loss-of-function and gain-of-function disruptions driven by mHTT 25 Saudou & Humbert 2016 Neuron; Cason et al., 2022 Nat Rev Cell Biol; Laundos et al., 2023 Front Cell Dev Biol; Kaliszewski et al., 2015 Cell Death Diff; Keryer et al., 2011 J Clin Invest Khoshnan & Patterson, 2011. Neurobiol Dis; Pogoda et al., 2021 Curr Med Chem; Hsiao et al., 2013 Hum Mol Genet

Allele-selective lowering of mutant HTT protein of up to 46% with three doses of WVE-003 and preservation of wild-type HTT Durability of mHTT reductions supports potential for quarterly dosing intervals Mutant HTT protein levels Wild-type HTT protein levels 2.00 2.00 Placebo Placebo WVE-003 30 mg WVE-003 30 mg 1.75 1.75 1.50 1.50 1.25 1.25 1.00 1.00 mHTT Preservation reduction of wtHTT 0.75 0.75 0.50 0.50 1 29 57 85 113 141 169 197 1 29 57 85 113 141 169 197 Dose of Dose of Day Day WVE-003 WVE-003 26 * p<0.05, **p<0.01, ***p<0.001, ****p<0.0001 mHTT: mutant huntingtin protein; wtHTT: wild-type huntingtin protein From June 25, 2024 SELECT-HD disclosure Mutant Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE Wild-Type Huntingtin Protein (fM) - Geometric Mean Ratio to Baseline +/- SE

WVE-003 leads to allele-selective mHTT reduction, correlating with slowing of caudate atrophy Allele-selective mHTT Slowing of Caudate Silencing with wtHTT Functional Benefit Atrophy Preservation • mHTT reduction of up to • WVE-003 trended towards • Caudate atrophy is an 46% vs. placebo less caudate atrophy vs. imaging biomarker expected placebo (4.68% vs. 5.10%, to predict clinical • wtHTT preserved/increased not significant) outcomes, including throughout study clinically meaningful worsening of Total Motor Score (TMS) Greater allele-selective mHTT reduction correlated with the slowing of caudate atrophy at 24 weeks (R = -0.50, p=0.047) 27 Liu et al., 2023 Brain Comm

Internal analysis of natural history demonstrates 1% reduction in rate of caudate atrophy would delay onset of disability by ≥7.5-years



HDISS 1+2 (N=129)
p<0.001
HR = 0.31
Probability of TFC preservation
1.0
0.8
0.6
0.4
0.2
Rate of Caudate Atrophy:
Fast: -3.04%/year
Slow: -2.04%/year
1
2
3
4
5
6
Time (years)

WVE-003 next steps

- Planning underway, including key aspects of study design, for a global, potentially registrational Phase 2/3 study in adults with SNP3 and HD
- Using caudate atrophy as a primary endpoint

Expect to submit IND application for potentially registrational Phase 2/3 study in 2H 2025

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TRACK-HD (n=366) and PREDICT-HD (n=1,078) are longitudinal HD natural history studies that include MRI brain imaging, clinical outcome assessments. Paulson et al., Neurosci.2014, Tabrizi et al., Lancet Neurol 2009, Tabrizi et al., Lancet Neurol 2012, Tabrizi et al., Lancet Neurol. 2013
IND: Investigational New Drug   TFC: Total Functional Capacity

Poised for significant and sustained growth driven by editing and siRNA GalNAc-siRNA GalNAc-Editing Obesity HD WVE-007 (INHBE) WVE-003 AATD SNP3 WVE-006 Liver Disease DMD PNPLA3 WVE-N531 Exon 53 HeFH Add’l SNPs LDLR & APOB Add’l Exons Current pipeline has potential to treat well over 100 million patients in US and Europe 29 Note: Bubble size illustrative of size of total addressable US market (assuming 100% share of addressable patients)

Anticipated upcoming milestones

siRNA	*RNA editing*		*Splicing*	*Allele-selective silencing*
WVE-007 (INHBE) Obesity	**WVE-006 AATD**	**PNPLA3, LDLR, APOB, additional wholly owned programs**	**WVE-N531 (Exon 53) DMD**	**WVE-003 (SNP3) HD**
1Q 2025: Initiate dosing in INLIGHT clinical trial **2025:** Deliver proof-of-concept clinical data	**2025:** Deliver multidose data from RestorAATion-2	**2025:** Deliver new preclinical data from hepatic and extra-hepatic RNA editing programs **2026:** Initiate clinical development of additional RNA editing programs	**1Q 2025:** Deliver 48-week FORWARD-53 data & receive feedback from regulators on pathway to accelerated approval	**2H 2025:** Submit IND application for potentially registrational Phase 2/3 using caudate atrophy as a primary endpoint

Well-capitalized with expected cash runway into 2027

AATD: Alpha-1 antitrypsin deficiency; LDLR and APOB programs for treatment of heterozygous familial hypercholesterolemia; PNPLA3 program for treatment of genetically defined liver disease; DMD: Duchenne muscular dystrophy; HD: Huntington's disease; IND: Investigational New Drug

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For questions contact: investorrelations@wavelifesci.com